SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
NOTE 2:-	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.	Basis of presentation:

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"), followed on a consistent basis.

The Company sells goods through its subsidiaries that function as distributors. The consolidated financial statements include the accounts of the Company and its subsidiaries. Intercompany transactions and balances including profits from intercompany sales not yet realized outside the Company, have been eliminated upon consolidation.

B.	Functional and reporting currency:

The Company’s functional currency is the New Israeli Shekel ("NIS"). Transactions denominated in foreign currencies are translated into NIS using the prevailing exchange rates at the date of the transaction. Gains and losses from the translation of foreign currency transactions are recorded in financial income or expenses.

In accordance with ASC 830, assets and liabilities are translated to the reporting currency using the exchange rate at the end of the year. Revenues and expenses are translated into the reporting currency using the average exchange rate for each quarter. Translation adjustments are reported separately as a component of accumulated other comprehensive income.

The functional currency of the Company's foreign subsidiaries is the local currency in which each subsidiary operates. The financial statement of the foreign subsidiaries are translated into the Eltek Ltd.'s functional currency as follows:

1.	Assets and liabilities are translated according to the exchange rate on the consolidated balance sheet date including goodwill arising from the acquisition of the subsidiary.
2.	Income and expense items are translated according to the weighted average exchange rate on a quarterly basis.
3.	The resulting exchange rate differences are classified as a separate item in shareholders' equity.

C.	Exchange rates and linkage bases:

1.	Balances linked to the Israeli Consumer Price Index ("CPI"), based on 2016 average prices, are recorded pursuant to contractual linkage terms of the specific assets and liabilities.

2.	Details of the CPI and the representative exchange rates are as follows:

		Exchange rate	Exchange rate
	Israeli CPI	of one US dollar	of one Euro
	Points	NIS	NIS

December 31, 2020	101.1	3.215	3.944
December 31, 2019	101.8	3.456	3.878
December 31, 2018	101.2	3.748	4.292

	%

December 31, 2020	(0.7)	(7.0)	1.7
December 31, 2019	0.6	(7.8)	(10.0)
December 31, 2018	0.8	8.1	3.3

D.	Use of estimates:

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires the management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the period. Significant items subject to such estimates and assumptions include the useful lives of property and equipment, allowance for doubtful accounts, deferred tax assets, inventory write-offs, other contingencies and share-based compensation costs. Actual results could differ from these estimates.

E.	Cash and cash equivalents:

Cash and cash equivalents are highly-liquid investments which include short-term bank deposits with an original maturity of three months or less from deposit date and which are not restricted by a lien.

F.	Trade accounts receivable:

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. Amounts collected on trade accounts receivable are included in net cash provided by operating activities in the consolidated statements of cash flows. The Company maintains an allowance for doubtful accounts for estimated losses inherent in its accounts receivable portfolio.

The allowance for doubtful accounts receivable is calculated on the basis of specific identification of customer balances, and a general allowance according to the Company's policy. The allowance is determined based on management's estimate of the aged receivable balance considered uncollectible, based on historical experience, aging of the receivable and information available about specific customers, including their financial condition and volume of their operations.

The activity in the allowance for doubtful accounts is as follows:

	Year ended December 31,
	2020	2019	2018

Opening balance	227	170	234
Provision for doubtful accounts	81	71	86
Customers write-offs/collection during the year	(111)	(31)	(134)
Foreign currency translation adjustments	17	17	(16)

Closing balance	214	227	170

 G.       Inventories:

Inventories are recorded at the lower of cost or net-realizable value. Cost is determined on the weighted average basis for raw materials. For work in progress and finished goods, the cost is determined pursuant to calculation of accumulated actual direct and indirect costs.

The Company periodically evaluates the inventory quantities on hand relative to historical and projected sales volumes, current and historical selling prices and contractual obligations to maintain certain levels of parts. Based on these evaluations, inventory write-offs are provided to cover risks arising from slow-moving items, discontinued products, excess inventories, market prices lower than cost and adjusted revenue forecasts.

H.	Severance pay:

The Company's liability for its Israeli employees severance pay is calculated pursuant to Israel's Severance Pay Law based on the most recent salary of the employees multiplied by the number of years of employment, as of the balance sheet date (the "Shut Down Method"). Employees are entitled to one month's salary for each year of employment or a portion thereof.

The Company has an approval from the Israeli Ministry of Labor and Social Welfare, pursuant to the terms of Section 14 of the Israeli Severance Pay Law, 1963, according to which the Company's current deposits in the pension fund and/or with the insurance company exempt it from any additional severance obligations to the employees for whom such depository payments were made.

For certain non-management employees, the Company deposits 72% of its liability for severance obligations with a pension fund for such employees Assets held for employees' severance payments represent contributions to insurance policies and deposits to a central severance pay fund, and are recorded at their current redemption value.

I.	Property and equipment:

Property and equipment are stated at cost, net of accumulated depreciation and impairment losses. Depreciation is computed by the straight-line method over the estimated useful lives of the assets at the following annual rates:

%

Machinery and equipment	5-33
Leasehold improvements	6-33
Motor vehicles	10-15
Office furniture and equipment	6-15

Machinery and equipment purchased under capital lease arrangements are recorded at the present value of the minimum lease payments at lease inception. Such assets and leasehold improvements are depreciated and amortized respectively, using the straight-line method over the shorter of the lease term or estimated useful life of the asset.

Impairment of long-lived assets:

The Company's long-lived assets (assets group) to be held or used, including right of use assets and intangible assets that are subject to amortization are reviewed for impairment in accordance with ASC 360, "Property, Plant, and Equipment" whenever events or changes in circumstances indicate that the carrying amount of a group of assets may not be recoverable. Recoverability of a group of assets to be held and used is measured by a comparison of the carrying amount of the group to the future undiscounted cash flows expected to be generated by the group. If such group of assets is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds their fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values and third‑party independent appraisals, as considered necessary. During the years ended December 2020, 2019 and 2018, the Company did not record any impairment charges attributable to long-lived assets.

K.	Income taxes:

The Company accounts for income taxes in accordance with ASC 740, "Income Taxes." This ASC prescribes the use of the liability method whereby deferred tax assets and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value.

The Company establishes reserves for uncertain tax positions based on an evaluation of whether the tax position is “more likely than not” to be sustained upon examination. The Company records interest and penalties pertaining to its uncertain tax positions in the financial statements as income tax expense.

L.        Accounting for stock-based compensation:

The Company accounts for stock-based compensation in accordance with ASC 718, "Compensation-Stock Compensation".

ASC 718 requires companies to estimate the fair value of stock-based payment awards on the date of grant using an option-pricing model. The value of the portion of the stock-based payment award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company's consolidated income statement.

The Company recognizes compensation expenses for the value of its stock-based payment awards, which have graded vesting, based on the accelerated attribution method over the vesting period.

During the year ended December 31, 2020, 2019 and 2018, the Company recognized stock-based compensation expenses related to employee stock options in the amount of $121, $141 and $56, respectively.

The Company estimates the fair value of stock options granted under ASC 718 using the simplified Black and Scholes (“B&S”) model. The B&S model for option pricing requires a number of assumptions, of which the most significant are the suboptimal exercise factor and expected stock price volatility. The suboptimal exercise factor is estimated using historical option exercise information. The suboptimal exercise factor is the ratio by which the stock price must increase over the exercise price before employees are expected to exercise their stock options. Expected volatility is based upon actual historical stock price movements and was calculated as of the grant dates for different periods, since the B&S model can be used for different expected volatilities for different periods. The risk-free interest rate is based on the yield from U.S. Treasury zero-coupon bonds with an equivalent term to the contractual term of the options. Since we do not have sufficient historical experience for determining the expected term of the stock option awards granted, we base our expected term on the simplified method, generally calculated as the mid-point between the vesting date and the end of the contractual term; Estimated forfeitures are based on actual historical pre-vesting forfeitures.

The following assumptions were used in the B&S option pricing model for the year ended December 31, 2020.

	2020	2019	2018

Dividend yield	0%	0%	0%
Expected volatility	86%	76%	71%
Risk-free interest	0.51%	1.47%	2.89%
Contractual term	10 years	10 years	10 years
Forfeiture rate	0%	0%	0%

M.       Revenue recognition:

The Company generates its revenues mainly from sales of custom made PCB. The Company also generates a limited amount of revenues from a financed R&D project.

Revenues from the Company's contracts with customers are recognized using the five-step model in ASC 606 - "Revenue from Contracts with Customers" ("ASC 606"). At first, the Company determines if an agreement with a customer is considered to be a contract to the extent it has a commercial substance, it is approved in writing by both parties, all rights and obligations including payment terms are identifiable, the agreement between the parties creates enforceable rights and obligations, and collectability in exchange for goods that will be transferred to the customer is considered as probable. The Company then assesses the transaction price for a contract in order to determine the consideration the Company expects to receive for satisfying the performance obligations called for in the contract.

For the Company's financed R&D project, where the Company's performance does not create an asset with an alternative use, the Company recognizes revenue over performance time because of continuous transfer of control to the customer. For these performance obligations that are satisfied over time, the Company generally recognizes revenue using an input method with revenue amounts being recognized proportionately as costs are incurred relative to the total expected costs to satisfy the performance obligation. The Company believes that costs incurred as a portion of total estimated costs is an appropriate measure of progress towards satisfaction of the performance obligation since this measure reasonably depicts the progress of the work effort and the Company has the ability to make reasonably dependable estimates of the extent of progress towards completion, contract revenues and contract costs. In addition, contracts executed include provisions that clearly specify the enforceable rights regarding services to be provided and received by the parties to the contracts, the consideration to be exchanged, the manner, and the terms of settlement, including in cases of termination for convenience. Project costs includes mainly related labor.

Estimated gross profit from the project may change due to changes in estimates resulting from differences between actual performance and original forecasts. Such changes in estimated gross profit are recorded in results of operations when they are reasonably determinable by management, on a cumulative catch-up basis.

Revenues for performance obligations that are not recognized over time are recognized at the point in time when control is transferred to the customer (which is generally upon delivery) and include mainly revenues from the sales custom made PCB. The Company generally does not provide a right of return to its customers. For performance obligations that are satisfied at a point in time, the Company evaluates the point in time when the customer can direct the use of, and obtain the benefits from, the products. Shipping and handling costs are not considered performance obligations and are included in cost of revenues as incurred.

Unbilled accounts receivables

Deferred revenues increased by $206, compared to the opening balance of $0 as of January 1, 2020. The increase was as a result of $445 of recognized revenues in advance of contractual billing during the year. This was offset by an increase of $239 in billings. The above resulted in ending balance of deferred revenues of $206 as of December 31, 2020.

N.	Earnings per ordinary share:

Basic net earnings per share are computed based on the weighted average number of ordinary shares outstanding during each year. Diluted net earnings per share is computed based on the weighted average number of ordinary shares outstanding during each year, plus dilutive potential ordinary shares considered outstanding during the year, in accordance with ASC 260, "Earnings Per Share." Certain of the Company's outstanding stock options have been excluded from the calculation of the diluted earnings per share because such options are anti-dilutive.

O.	Concentration of credit risk:

Financial instruments that may subject the Company to significant concentrations of credit risk consist principally of cash and trade accounts receivable. Cash is deposited with major financial institutions in Israel, Europe and the United States.

The Company performs ongoing credit evaluations of the financial condition of its customers. The risk of collection associated with trade receivables is reduced by the large number and geographical dispersion of the Company's customer base, and the Company's policy of obtaining credit evaluations of the financial condition of certain customers, requiring collateral or security with respect to certain receivables, or purchase of insurance for certain other receivables.

P.	Research and development costs:

Research and development costs incurred in the process of developing product improvements or new products, are charged to expenses as incurred.

Q.	Commitments and contingencies:

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.

R.	Fair value measurements:

ASC 820, "Fair Value Measurement and Disclosure" clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability. As a basis for considering such assumptions, ASC 820 establishes a three tier value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1	-	Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2	-	Significant other observable inputs based on market data obtained from sources independent of the reporting entity.

Level 3	-	Unobservable inputs which are supported by little or no market activity.

As of December 31, 2020, 2019 and 2018, the Company did not have any derivative instruments, measured at fair value on a recurring or nonrecurring basis.

S.	Comprehensive income (loss):

The Company accounts for comprehensive income (loss) in accordance with ASC 220, "Comprehensive Income". ASC 220 establishes standards for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements. Comprehensive income generally represents all changes in shareholders' equity (deficiency) during the period except those resulting from investments by, or distributions to, shareholders.

The Company has determined that its items of comprehensive income (loss) relate to unrealized gain (loss) from foreign currency translation adjustments.

The total accumulated other comprehensive loss, net was comprised as follows:

	Year ended December 31,
	2020	2019	2018

Foreign currency translation adjustments	674	139	(75)

Total accumulated other comprehensive income (loss)	674	139	(75)

T.	Leases:

In accordance with ASU No. 2016-02, Leases (ASC 842), the Company determines if an arrangement is a lease and the classification of that lease at inception based on: (1) whether the contract involves the use of a distinct identified asset, (2) whether the Company obtains the right to substantially all the economic benefits from the use of the asset throughout the period, and (3) whether the Company has a right to direct the use of the asset.

ROU assets and lease liabilities are recognized at commencement date based on the present value of remaining lease payments over the lease term. ROU assets are initially measured at amounts, which represent the discounted present value of the lease payments over the lease, plus any initial direct costs incurred. The lease liability is initially measured based on the discounted present value of remaining lease payments over the lease term. For this purpose, the Company considers only payments that are fixed and determinable at the time of commencement. The implicit rate within the operating leases is generally not reasonably determinable, therefore, the Company uses the Incremental Borrowing Rate (“IBR”) based on the information available at commencement date in determining the present value of lease payments. The Company’s IBR is estimated to approximate the interest rate for collateralized borrowing with similar terms and payments and in economic environments where the leased asset is located.

Certain leases include options to extend or terminate the lease. An option to extend the lease is considered in connection with determining the ROU asset and lease liability when it is reasonably certain that the Company will exercise that option. An option to terminate is considered unless it is reasonably certain that the Company will not exercise the option.

U.
Impact of recently issued and adopted accounting standards:

In June 2016, the FASB issued ASU 2016-13, "Financial Instruments – Credit Losses (Topic 326)". ASU 2016-13 requires that financial assets measured at amortized cost be presented at the net amount expected to be collected. The allowance for credit losses is a valuation account that is deducted from the amortized cost basis. The measurement of expected credit losses is based upon historical experience, current conditions, and reasonable and supportable forecasts that affect the collectability of the reported amount. ASU 2016-13 will become effective for annual and interim periods beginning after December 15, 2019, including interim periods within those fiscal years. Early adoption is permitted for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. The standard did not have an effect on the Company's consolidated financial statements.

V.
New accounting pronouncements not yet effective:

In December 2019, the FASB issued ASU No. 2019-12, “Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (“ASU 2019-12”), which is intended to simplify various aspects related to accounting for income taxes. ASU 2019-12 removes certain exceptions to the general principles in Topic 740 and also clarifies and amends existing guidance to improve consistent application. This standard will be effective for the Company beginning January 1, 2021 and must be applied on a modified retrospective basis. This standard will not have a material impact on the Company's financial statements and disclosures.

W.	Reclassifications:

Certain amounts in the notes to prior years consolidated financial statements have been reclassified to conform with current year presentation. The reclassification had no effect on previously reported consolidated balance sheets, consolidated statements of comprehensive income (loss) and consolidated statements of cash flows.